EXHIBIT 10.1

March 6, 2006

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549-7561

Dear Sirs/Madams:

We have read Item 4.01 of The Alpine Group, Inc.’s Form 8-K dated February 28, 2006, and we agree with the statements made therein.

Yours truly,

/s/ Deloitte & Touche LLP